Exhibit 99.2
Second Quarter Fiscal 2011 Earnings
Conference Call
August 2, 2011

This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, changing oil trading patterns, anticipated levels and timing of newbuilding and scrapping, prospects for certain strategic alliances and investments, the prospects for, and amounts of, future dividends, estimated TCE rates achieved for the third quarter of 2011, projected scheduled drydock and off hire days for the two remaining fiscal quarters of 2011, projected locked-in charter revenue and locked-in time charter days for the remaining six months of 2011 and 2012 through 2015 and thereafter, forecasted 2011 vessel expenses, charter hire expenses, depreciation and amortization, general and administrative expenses, interest expense, and levels of equity income and capital expenditures, the profitability in 2011 of certain business units, ability to access capital markets, including Title XI financing, prospects of
OSG’s strategy of being a market leader in the segments in which it competes and the forecast of world economic activity and oil demand. These statements are based on certain assumptions made by OSG management based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of OSG, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company’s Annual Report for 2010 on Form
10-K and those risks discussed in the other reports OSG files with the Securities and Exchange Commission.
Forward-Looking Statements

1 Based on Singapore 380 cst high sulfur fuel oil price
Financial Highlights
■ Second quarter fiscal 2011 results reflected, in particular, continued weakness in our International Crude markets
 • TCE revenues were $207M, down 11% from $232M in 2Q2010 and flat with 1Q2011
 • Reported net loss of $37.3M or $1.24 per diluted share
 • Adjusted net loss of $36.1M or $1.20 per diluted share
■ International Crude spot rates remained under pressure in Q2
 • 2Q2011 Crude TCE revenues down 39% vs. 2Q2010 on 2% fewer revenue days
 • 2Q2011 realized spot TCEs 28 - 62% lower vs. 2Q2010 for all Crude classes except
 Lightering (+16%)
 - VLCC 2Q2011 TCE: $20,400/day, - 54% vs. $44,399/day in 2Q2010
 • Average Q2 fuel oil price 1: $660/mt, + 43% vs. 2Q2010 - has eaten more deeply into
 TCEs
■ MRs: Q2 spot TCE of $15,153/day was up 30% on 2Q2010 and 18% sequentially
■ U.S. Flag - continued improvement in revenue and operating income performance
■ Continued containment of vessel expenses and G&A

Market Backdrop
■ Downturn in Crude markets continues
 • Supply absorption has slowed as demand surprises have all been negative in 2011
 • Japanese earthquake in early March closed refineries and reduced crude imports in Q2 into Q3
 • Shut-in of Libyan crude exports hit Aframax market immediately
 - Expected benefit to VLCCs and Suez on increased longer haul movements into Europe has not materialized due to refinery maintenance and reduced crack spreads / refinery runs
 • SPR release to reduce Q3 seaborne crude and products movements to OECD
 • U.S. long-haul crude imports remain low - a linchpin to any recovery
 • Increased Asian imports of cheaper Mideast sour crudes at expense of West African crudes - negative tonne-mile impact
■ International Products markets remain volatile - Transatlantic trade impacted by:
 - Mississippi River flooding in April/May
 - Refinery maintenance in Atlantic basin
 - European SPR release of products reduced local crack spreads and refinery runs hindering U.S. diesel exports to Europe, European gasoline exports to U.S.
■ Q3 spot TCEs booked to date are mostly below Q2 rates
 • VLCC: Q3 booked to date is $16,500/day, vs. $20,400/day in 2Q2011 (down 19%)
 • Aframax: Q3 booked to date is $9,000/day, vs. $10,390/day in 2Q2011 (down 13%)
 • MR: Q3 booked to date is $12,000/day, vs. $15,153/day in 2Q2011 (down 21%)

Dividend Reduction Effective With 4th Quarter
Payment
■ The Board has taken the following actions on the dividend:
 • Reduced the annual dividend rate to $0.875 per share from $1.75
 • Declared a quarterly dividend of $0.21875 per share payable on November 22, 2011 to shareholders of record on November 7, 2011
■ The quarterly dividend of $0.4375 per share declared on June 7, 2011 is payable on August 25, 2011 to shareholders of record on August 11, 2011
■ Revised dividend rate strikes the right balance among our goals of preserving balance sheet strength, investing for long-term growth and returning cash to shareholders
■ OSG dividend remains competitive and reflects what we believe is an appropriate level in today’s market
■ Dividend reduction is NOT lender-driven - we have comfortable liquidity and covenant headroom
■ Economic and political uncertainty has grown throughout the year, increasing the importance of prudent action-taking

1 Includes all expenses, including allocated G&A.
What has NOT changed?
■ We remain committed to reducing shoreside G&A and controlling cost at sea
 • We expect to exceed the stretch G&A reductions we set for ourselves at the beginning of the year
 • We continue to improve the economics of our chartered-in vessel portfolio by returning ships to their owners and reducing rates on others
 • The fleet renewal program is virtually completed this year
 • Vessel OPEX are well contained and we continue to improve operational metrics
■ The Company remains committed to paying a dividend that is competitive and appropriate for the markets we are in
 • OSG has paid a dividend for 150 consecutive quarters
■ Our view that the International Products market is in a cyclical upswing, with favorable supply and demand economics, has not changed
 • We expect rates to trend upward but with considerable volatility
 • We expect a better contribution from this unit this year than last, with even better results over the next several years
■ We continue to believe that our U.S. Flag business has turned the corner and is on course for a steady improvement led by secular growth in coastwise demand and restrained supply of new tonnage
 • Positive contribution expected in 2011 compared with a $35M 1 operating loss in 2010
■ We will continue to be patient on the acquisition front and not chase assets or swing for the fences
 • Patience has served us well over the last 4 years - the market should present us with opportunities that stem from other owners’ distress
■ Everyone in the Company remains focused on executing all those things within their control and their efforts are paying off

OSG
OVERSEAS LONG BEACH
Health, Safety and Environmental Report

OSG

2010 Health, Safety and Environmental Report
is now posted on our website (on the SQ&E page)

page *
Financial Review
Myles Itkin, CFO

| (In thousands, except EPS and days) | 2Q2011 | 2Q2010 |
| --- | --- | --- |
| **Shipping Revenues** | $271,738 | $283,903 |
| Voyage expenses | 64,407 | 52,241 |
| **TCE Revenues** | 207,331 | 231,662 |
| Vessel expenses | 68,546 | 67,662 |
| Charter hire expenses | 99,132 | 88,631 |
| Depreciation and amortization | 42,720 | 43,212 |
| General and administrative | 22,434 | 24,479 |
| Shipyard contract termination recoveries | - | (396) |
| Gain/(loss) on disposal of vessels, net of impairments in 2010 | (1,455) | 25,295 |
| | 231,377 | 248,883 |
| Loss from vessel operations | (24,046) | (17,221) |
| Equity in income / (loss) of affiliated companies | 3,930 | (3,045) |
| **Operating Loss** | (20,116) | (20,266) |
| Other income | 722 | 485 |
| Interest expense | (19,134) | (19,192) |
| Income tax benefit | 1,220 | 1,116 |
| **Net Loss** | ($37,308) | ($37,857) |
| Diluted EPS | ($1.24) | ($1.26) |
| Diluted shares outstanding | 30,228 | 30,142 |
| **EBITDA** | $23,326 | $23,431 |

| | 2Q2011 | 2Q2010 |
| --- | --- | --- |
| Diluted EPS | ($1.24) | ($1.26) |
| Less: Special Items | ($0.04) | ($0.92) |
| **Adjusted Diluted EPS** | ($1.20) | ($0.34) |
| Operating Days | 10,213 | 10,024 |
| Revenue Days | 9,878 | 9,284 |

OSG

Reflects impact of lower spot rates and increase in spot
market exposure (from 74% of revenue days in 2Q2010
to 81% in 2Q2011) and higher bunker costs ($11.6M
higher quarter-over-quarter)
Both FSOs fully employed for quarter and continued to
earn service level bonuses. OSG’s share of FSO JV
income was $1.5M compared with a loss of $5.4M in
2010 and reflects a $1.7M reduction in the
mark-to-market loss associated with the FSO Africa
interest rate swaps. (2011: LNG - $1.9M; ATC - $0.6M)
Reflects 284 more charter-in days during 2Q2011,
primarily in U.S. Flag Product Carriers, MRs and
Suezmax Tankers.
Reflects reductions of $0.7M in compensation costs
and $1.8M in legal and consulting fees; offset by
unfavorable F/X rates
Reflects costs associated with growth in U.S. Flag
operating fleet and return to service of OSG 209 from
layup. Average daily vessel expenses remain flat to
down
Impairment charges on non-double hull vessels
($12.5M in U.S. Flag and $12.7M in Crude Lightering)
Financial Review - Income Statement

| *(In thousands)* | As of Jun. 30, 2011 | As of Dec. 31, 2010 |
|---|---|---|
| **ASSETS** | | |
| Cash and cash equivalents | $204,276 | $253,649 |
| Short term investments [1] | 25,726 | 20,047 |
| Voyage receivables | 169,488 | 160,993 |
| Other receivables | 61,996 | 99,611 |
| Inventories, prepaid expenses and other current assets | 71,528 | 60,577 |
| Total Current Assets | 533,014 | 594,877 |
| Vessels and other property, less accum. depr. | 3,227,335 | 3,195,383 |
| Vessels held for sale | - | 3,305 |
| Deferred drydock expenditures, net | 45,237 | 46,827 |
| Total vessels, deferred drydock and other property | 3,272,572 | 3,245,515 |
| Investments in affiliated companies | 265,745 | 265,096 |
| Intangible assets, less accumulated amortization | 79,750 | 83,137 |
| Goodwill | 9,589 | 9,589 |
| Other assets | 67,802 | 42,889 |
| Total Assets | $4,228,472 | $4,241,103 |
| **LIABILITIES AND EQUITY** | | |
| Total current liabilities | $198,020 | $173,785 |
| Long-term debt | 2,031,496 | 1,941,583 |
| Deferred gain on sale and leaseback of vessels | 22,880 | 40,876 |
| Deferred income taxes and other liabilities | 273,358 | 274,716 |
| Total Liabilities | 2,525,754 | 2,430,960 |
| Total Equity | 1,702,718 | 1,810,143 |
| Total Liabilities and Equity | $4,228,472 | $4,241,103 |

OSG

Reflects $117M drawn under revolving credit facility
and CEXIM facility, offset by $109M in expenditures
for vessels and $27M in dividends paid to
shareholders
Overseas New Orleans delivered to buyers during
1Q2011
Decrease reflects $41M tax refund received in
January 2011
1 Short term investments consists of time deposits with maturities greater than 3 months
Includes CIP of $452M for 7 vessels and one tug
Includes deferred costs associated with forward start
facility (and other investments designed to offset the
mark-to-market movement in unfunded pension
obligations)
Financial Review - Balance Sheet

| ($ in millions) | 6/30/11 Outstanding | 7/1 to 12/31 2011 | 2012 | 2013 |
| --- | --- | --- | --- | --- |
| **Secured Term Debt** | $705 | $24 | $55 | $55 |
| **Unsecured Debt** | | | | |
| Public Bonds | 519 | - | - | 73 |
| Revolving Credit Facility | 863 | - | - | - |
| Unsecured Debt | 1,382 | - | - | 73 |
| TOTAL DEBT | $2,087 | $24 | $55 | $128 |
| | | | | reflects revolver refinancing thru fwd start facility |
| **Capital Commitments** | | | | |
| Construction Payments [3] | $138 | $85 | $24 | $30 |

OSG

Covenants on $1.8B facility 4
Covenant 2Q2011 Capacity
Maximum Leverage 5 < 60%	45%	$1.7B add’l debt
Minimum Tangible Net Worth ≥ $1.2B	$2.4B	$1.2B in losses
Minimum Unencumbered Assets 6 ≥ 150%	224%	$0.7B new secured debt on $1.0B of vessels
1 Liquidity consists of Cash & Cash Equivalents, Short Term Investments and undrawn commitment under revolving credit facility (commitment reduced to $1.65B in February 2011).
2 Long-term debt reduced by Cash and Equivalents, Short Term Investments and Capital Construction Fund. 3 Reflects July amendments to certain construction contracts.
4Prminary figures. 5 Funded indebtedness to total capitalization. 6 Unencumbered tangible assets to unsecured debt; capacity assumes 70% advance ratio.
Debt Repayment and Capital Commitments
Enduring financial flexibility
■ Strong liquidity and balance sheet
 profile
 • $1.0B in liquidity 1
 • Liquidity-adjusted debt 2 to capital =
 51.4%
 • Manageable debt and refinancing
 obligations over next two years
 • Future construction commitments of
 $138M 3 are fully funded
 • Ample room within covenants
■ Large unsecured asset base
 • 70% of Vessel NBV is unsecured
■ Superior access to capital markets
 • $900M forward start facility in place
 • First Title XI application ($211M)
 approved
 • Second Title XI application
 (~$215M) in approval process

1 Reflects July amendments to certain construction contracts.
2011 Guidance
▪ Estimated vessel expenses  $290M to $305M
   updated from $295M to $310M due to
  delays in shipyard deliveries
■ Time and bareboat charter hire expenses $380M to $395M
■ Depreciation and amortization $180M to $190M
  updated from $185M to $195M due to delays in
  shipyard deliveries and timing of planned drydockings
■ G&A $95M to $100M
■ Equity income of affiliated companies $20M to $25M
■ Interest expense $80M to $90M
  updated from $90M to $100M due to
  delay in Title XI, now expected late Q4
■ Capital expenditures
 – Drydock costs  $46M for full year
   (Q3 $24M and Q4 $11M on 22 vessels)
 – Newbuild progress payments, vessel   $197M for full year
  improvements and capitalized interest 1 (Q3 $45M and Q4 $43M)

page *
Appendix

| *(In thousands, except per share amounts)* | Three Months Ended | | | | Six Months Ended | | | |
|---|---|---|---|---|---|---|---|---|
| | Jun. 30, 2011 | | Jun. 30, 2010 | | Jun. 30, 2011 | | Jun. 30, 2010 | |
| | $ | $ Per Share | $ | $ Per Share | $ | $ Per Share | $ | $ Per Share |
| Gain / (loss) on sale / write-down of securities | $69 | $0.00 | - | - | $500 | $0.02 | ($331) | ($0.01) |
| Gain / (loss) on sale of vessels, net of impairments | 1,455 | 0.05 | $ (23,268) [1] | ($0.77) | 587 | 0.02 | (25,525) [1] | (0.89) |
| Shipyard contract termination recoveries | - | - | 396 | 0.01 | - | - | 627 | 0.02 |
| Mark-to-market loss on FSO Africa interest rate swaps | (2,308) | (0.08) | (3,874) | (0.13) | (2,373) | (0.08) | (3,874) | (0.13) |
| De-designation of FSO Africa interest rate swaps | - | - | - | - | - | - | (4,548) | (0.16) |
| Deferred finance costs related to terminated OSP facility | - | - | (1,029) | (0.03) | - | - | (1,029) | (0.04) |
| Unrealized derivative activity | (463) | (0.02) | 19 | 0.00 | 225 | 0.01 | 73 | 0.00 |
| **Total** | **($1,248)** | **($0.04)** | **($27,756)** | **($0.92)** | **($1,061)** | **($0.04)** | **($34,607)** | **($1.20)** |
| Reported Net Loss / EPS | ($37,308) | ($1.24) | ($37,857) | ($1.26) | **($71,866)** | ($2.39) | ($47,210) | ($1.66) |
| Adjusted Net Loss / EPS | **($36,060)** | **($1.20)** | **($10,101)** | **($0.34)** | **($70,805)** | **($2.35)** | **($12,603)** | **($0.46)** |
| Diluted shares outstanding | | 30,228 | | 30,142 | | 30,219 | | 28,826 |

OSG

Special Items Affecting Net Loss
Set forth below are significant items of income and expense that affected the Company’s results for the three and six months ended June 30,
2011 and 2010, all of which are typically excluded by securities analysts in their published estimates of the Company’s financial results.
1 The U.S. Flag asset impairment charges have been tax effected from the pre-tax charge of $25.2 million.
Reconciling Items

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter. Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.

| | Three Months Ended Jun. 30, | | Six Months Ended Jun. 30, | |
|---|---|---|---|---|
| *($ in thousands)* | 2011 | 2010 | 2011 | 2010 |
| Time charter equivalent revenues | $207,331 | $231,662 | $413,893 | $461,523 |
| Add: Voyage expenses | 64,407 | 52,241 | 121,513 | 92,134 |
| Shipping Revenues | $271,738 | $283,903 | $535,406 | $553,657 |

| | Three Months Ended Jun. 30, | | Six Months Ended Jun. 30, | |
|---|---|---|---|---|
| *($ in thousands)* | 2011 | 2010 | 2011 | 2010 |
| Net Loss | ($37,308) | ($37,857) | ($71,866) | ($47,210) |
| Income tax benefit | (1,220) | (1,116) | (2,776) | (2,108) |
| Interest expense | 19,134 | 19,192 | 36,873 | 31,486 |
| Depreciation and amortization | 42,720 | 43,212 | 85,028 | 85,138 |
| EBITDA | $23,326 | $23,431 | $47,259 | $67,306 |

OSG

EBITDA
EBITDA represents operating earnings before interest expense and income taxes, plus other income/(expense) and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods. EBITDA should not be considered a substitute for net income / (loss) or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.
TCE Revenues
Reconciling Items (cont’d)

	Owned	Chartered-in	Total	Newbuild	Total
VLCC	10	5	15	1	16
FSO	2	-	2	-	2
Suezmax	-	2	2	-	2
Aframax	6	3	9	2	11
Panamax	9	-	9	-	9
Lightering	2	4	6	-	6
Total Crude	29	14	43	3	46
LR1	4	2	6	1	7
MR *	15	20	35	3	38
Total Products	19	22	41	4	45
Product Carrier	2	10	12	-	12
Clean ATB	7	-	7	-	7
Lightering ATB	4	-	4	-	4
Total U.S. Flag	13	10	23	-	23
Total Gas	4	-	4	-	4
TOTAL	65	46	111	7	118
* Products MR operating fleet Includes 2 owned U.S. Flag MRs that trade internationally and a car carrier; Products MR newbuild fleet includes a chemical tanker.
Fleet Composition - As of July 28, 2011

| | Actual | | Estimate | |
|---|---|---|---|---|
| | 1Q2011 | 2Q2011 | 3Q2011 | 4Q2011 |
| **Crude** | | | | |
| VLCC (including ULCC) | 25 | 38 | 98 | 58 |
| Suezmax | 29 | - | 3 | 4 |
| Aframax | 2 | - | 33 | 18 |
| Aframax Lightering | - | 1 | - | 6 |
| Panamax | - | - | 5 | 29 |
| **Refined Petroleum Products** | | | | |
| LR1 | 17 | 18 | 50 | 15 |
| MR [1] | 47 | 97 | 26 | 81 |
| Chemical | - | - | - | 1 |
| **U.S. Flag** | | | | |
| Product Carrier | 90 [2] | 35 [2] | 30 | 11 |
| ATB | 20 | 76 | 104 | 10 |
| **Other** | - | - | - | 2 |
| **TOTAL** | **230** | **265** | **349** | **235** |
| **Layup days -- U.S. Flag** (excluded from above) | **196** [3] | **91** | **92** | **92** |

OSG

Off Hire and Scheduled Drydock
In addition to regular inspections by OSG personnel, all vessels are subject to periodic drydock, special survey and other scheduled or known maintenance and repairs. The table below sets forth actual days off hire for the first and second quarters of 2011 and anticipated days off hire for the above-mentioned events by vessel class for the third and fourth quarters of 2011.
1 Includes one time chartered-in vessel that was off-hire for purposes of TCE revenue and charter hire expense until April termination of charter-in commitment. 2 Includes conversion of Overseas Chinook to shuttle tanker. 3 Includes layup days on vessels sold in 1Q2011.
Off Hire Schedule

| | Crude | Products | U.S. Flag | Gas | Total OSG |
|---|---|---|---|---|---|
| Base charter hire | $48,765 | $30,186 | $20,253 | $2,025 | **$101,229** |
| Profit share | 91 | (150) | - | - | **(59)** |
| Amortization of deferred gain | (7,607) | (809) | - | - | **(8,416)** |
| Other | - | - | 2,692 | - | **2,692** |
| Spot Charter Lightering | 3,686 | - | - | - | **3,686** |
| **Charter hire expense** | $44,935 | $29,227 | $22,945 | $2,025 | **$99,132** |

| | VLCC | Suezmax | Aframax | Lightering | Total Crude |
|---|---|---|---|---|---|
| Base charter hire | $20,373 | $10,708 | $11,189 | $6,495 | **$48,765** |
| Profit share | - | (45) | - | 136 | **91** |
| Amortization of deferred gain | (5,436) | - | (2,171) | - | **(7,607)** |
| Other | - | - | - | - | **-** |
| Spot Charter Lightering | - | - | - | 3,686 | **3,686** |
| **Charter hire expense** | $14,937 | $10,663 | $9,018 | $10,317 | **$44,935** |

OSG

For the Quarter Ended June 30, 2011
($ in thousands)
Note: Vessels chartered-in for less than one year are not on the Company’s fleet list.
Charter Hire Expense by Segment

| | Time Charter | Pool Charters | Total |
|---|---|---|---|
| 2011 (7/1 to 12/31) | $136,868 | $2,899 | $139,767 |
| 2012 | 184,245 | - | 184,245 |
| 2013 | 122,794 | - | 122,794 |
| 2014 | 77,050 | - | 77,050 |
| 2015 and thereafter | 15,952 | - | 15,952 |
| Total | $536,909 | $2,899 | $539,807 |
| % of Total | 99% | 1% | 100% |

| | U.S. | Product | Crude | Other | Total |
|---|---|---|---|---|---|
| 2011 (7/1 to 12/31) | $114,657 | $6,551 | $11,704 | $3,956 | $136,868 |
| 2012 | 169,583 | 7,566 | 1,850 | 5,246 | 184,245 |
| 2013 | 117,717 | 5,077 | - | - | 122,794 |
| 2014 | 76,372 | 679 | - | - | 77,050 |
| 2015 and thereafter | 15,952 | - | - | | 15,952 |
| Total | $494,280 | $19,873 | $13,554 | $9,202 | $536,909 |
| % of Total | 92% | 4% | 3% | 2% | 100% |

| | U.S. | Product | Crude | Other | Total |
|---|---|---|---|---|---|
| 2011 (7/1 to 12/31) | 2,215 | 434 | 671 | 184 | 3,504 |
| 2012 | 3,142 | 516 | 130 | 244 | 4,032 |
| 2013 | 2,070 | 347 | - | - | 2,417 |
| 2014 | 1,231 | 46 | - | - | 1,277 |
| 2015 and thereafter | 216 | - | - | - | 216 |
| Total | 8,874 | 1,343 | 801 | 428 | 11,446 |
| % of Total | 78% | 12% | 7% | 4% | 100% |

OSG

Locked-in Time Charter
Days by Segment
Locked-in Time Charter
Revenue by Segment
($ in 000)
Locked-in
Charter Revenue
($ in 000)
Note: Locked-in time charter days for 2011 are as of 6/30/11 and will differ from a more current date used in Appendices 3 and 4 in the quarterly earnings press release.
Future Revenue $/Days by Segment - As of 6/30/11

page *
www.osg.com